                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-62958) and Form S-8 (No. 333-38892) of NRG Energy, Inc. of our report dated March 28, 2003 relating to the consolidated financial statements and financial statements schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 28, 2003